SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 2, 2004

IMPAC Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50082	94-3109238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Evelyn Avenue, Mountain View, CA	94041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 623-8800

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Ac (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to the Registrant’s Code of Ethics.

On September 2, 2004, the Board of Directors of IMPAC Medical Systems, Inc. (the “Company”) amended the Company’s Code of Ethics to include a description of fraudulent behavior, extend its applicability to consultants and contractors and to clarify the individual responsible for its administration.

The Company’s Code of Ethics applies to all employees, officers and directors of the Company. In addition, the Code of Ethics applies to consultants (including contractors) and to anyone else who has significant influence over relationships and dealings with external parties, including, but not limited to, suppliers, customers, investors, creditors, insurers, competitors and auditors.

The amended Code of Ethics is included as Exhibit 14.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

14.1	IMPAC Medical Systems, Inc. Code of Ethics, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MEDICAL SYSTEMS, INC.

By:	/s/ KENDRA A. BORREGO
Kendra A. Borrego Chief Financial Officer

Date: September 9, 2004

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EXHIBIT INDEX

Exhibit No.	Description
14.1	IMPAC Medical Systems, Inc. Code of Ethics, as amended.